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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 26, 1996


                         ACCREDITED HOME LENDERS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


              California               333-07219         33-0426859
          ----------------           ------------      ------------

   (State or Other Jurisdiction of    (Commission    (I.R.S. Employer
           Incorporation)            File Number)  Identification No.)


 15030 Avenue of Science, Suite 100
     San Diego, California 92128                           92128
   (Address of Principal Executive                      (Zip Code)
              Offices)


       Registrant's telephone number, including area code (619) 676-2100
                                                          ---------------
                                   No Change
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          (Former name or former address, if changed since last report)



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     Item 5.  Other Events
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          In connection with the offering of Accredited Mortgage Loan Trust
1996-1 Mortgage Loan Asset-Backed Certificates, Series 1996-1, described in a Prospectus Supplement dated as of September 23, 1996, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7.   Financial Statements, Pro Forma Financial Information and
               Exhibits.
               -------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).








































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                                   SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


               ACCREDITED HOME LENDERS, INC.
               -----------------------------
                    as Sponsor and on behalf of Accredited Mortgage Loan Trust 1996-1
               Registrant


                          By:  /s/ James A. Konrath
                             --------------------------------
                             Name:   James A. Konrath
                             Title:  President



Dated:  September 26, 1996


















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                                  EXHIBIT INDEX
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  Exhibit No.              Description                   Page No.
  -----------              -----------                   --------

  99.1                     Related Computational
                           Materials (as defined in
                           Item 5 above).